UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2006

                                 SONIC SOLUTIONS
             (Exact name of registrant as specified in its charter)

         California                      23190                   93-0925818
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of organization)                                      Identification No.)


           101 Rowland Way, Suite 110 Novato, CA                 94945
         (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code: (415) 893-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 8, 2006, Sonic Solutions (the "Company") issued a press release announcing the results of its third quarter ended December 31, 2005. A copy of the press release, dated February 8, 2006, is attached hereto as Exhibit 99.1. The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of Form 8-K and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 4.02(A). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

     On February 6, 2006, members of the Company's senior management met with the Audit Committee of the Board of Directors to discuss management's recommendation to restate certain of the Company's previously issued financial results to correct an error in the Company's estimate of Research and Development tax credits available to the Company. After reviewing the pertinent facts, the Audit Committee concurred with senior management in its conclusion that the Company's interim financial statements for the quarters ended June 30, 2005 and September 30, 2005 should not be relied upon.

     As a result of completing and filing its federal and California income tax returns for the fiscal year ended March 31, 2005, the Company revised its estimate of the Research and Development tax credits which it was entitled as a result of identifying an oversight in the compilation of the amounts applicable to the credit calculation. The effect of this revision was an increase in deferred tax assets associated with these tax credits of $1,891,000, and a corresponding benefit to its provision for income taxes for the first quarter ended June 30, 2005, because certain reserves against these and other deferred tax assets were released into income during that quarter. The effect of this revision increased the Company's earnings per share for that quarter from the $0.15 previously reported to $0.21. The impact of this revision is reflected in the results for the nine months ended December 31, 2005 provided herewith. The Company plans to file amended Quarterly Reports on Form 10-Q for the first and second quarters ended June 30, 2005 and September 30, 2005, originally filed with the Securities and Exchange Commission on August 15, 2005 and November 9, 2005, respectively, to reflect this change.

     Members of the Company's senior management and the Audit Committee have discussed these matters with the Company's independent registered public accounting firm.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     c. Exhibits

     The following exhibit is furnished with this Current Report on Form 8-K:

     Exhibit                          Description
     -------    ----------------------------------------------------------------

      99.1      Press Release of Sonic Solutions dated February 8, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SONIC SOLUTIONS

                                    By:    /s/ David C. Habiger
                                           --------------------
                                    Name:  David C. Habiger
                                    Title: President and Chief Executive Officer
                                           (Principal Executive Officer)


Date: February 8, 2006